UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

AMENDMENT NO. 2

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)              July 26, 2004

COLLEGIATE PACIFIC INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-17293	22-2795073
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

13950 Senlac Drive, Suite 100, Dallas, Texas		75234
(Address of Principal Executive Offices)		(Zip Code)

(972) 243-8100
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX
Consent of Grant Thornton LLP

EXPLANATORY NOTE

      We have filed this Amendment No.2 on Form 8-K, which was filed with the Securities and Exchange Commission on October 8, 2004 (the “Original Filing”), to amend the Original Filing as follows:

1.	Item 9.01. Financial Statements. Our Report of Independent Registered Public Accounting Firm has been revised to clarify that the audit was performed in accordance with the standards of the Public Accounting Oversight Board (United States).

      Except as described above, the information contained in our Amendment No.1 to our Current Report on Form 8-K as originally filed with the Securities and Exchange Commission has not been updated or amended.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders of
Dixie Sporting Goods Co., Inc.

We have audited the accompanying consolidated balance sheet of Dixie Sporting Goods Co., Inc. (the “Company”) as of December 31, 2003, and the related statement of income, changes in stockholders’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Dixie Sporting Goods Co., Inc. as of December 31, 2003, and the consolidated results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Grant Thornton LLP

Dallas, Texas
June 24, 2005

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits.

      23* Consent of Grant Thornton LLP.

*	Filed herewith.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Collegiate Pacific Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 27, 2005	COLLEGIATE PACIFIC INC.
	By:	/s/ William R. Estill
William R. Estill, Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit

23*	Consent of Grant Thornton LLP.

*	Filed herewith.